The RBB Fund, Inc.

MFAM Global Opportunities Fund

MFAM Mid-Cap Growth Fund

(each a “Fund” and together the “Funds”)

December 1, 2021

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) each dated December 31, 2020, as supplemented

Effective at the close of business on December 3, 2021 (the “Conversion Date”), the outstanding Investor Shares of each Fund will be converted into Institutional Shares of the respective Fund (the “Class Conversions”). Effective at the close of business on December 2, 2021, Investor Shares of each Fund will no longer be offered for sale to new investors. Existing shareholders of Investor Shares of a Fund may continue to purchase additional shares of the Fund until the Conversion Date. The Class Conversions will be completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. Prior to the Conversion Date, existing shareholders of Investor Shares of a Fund may redeem their investments as described in the Funds’ Prospectus. The redemption of shares will generally be considered a taxable event.

The Class Conversions are intended to be tax-free, meaning that shareholders of each Fund’s Investor Shares will become shareholders of that Fund’s Institutional Shares without realizing any gain or loss for federal income tax purposes. All Investor Shares of each Fund will be converted into Institutional Shares of that Fund as of the Conversion Date.

Please retain this Supplement for future reference.